                                                                  EXHIBIT 32.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of National Property Analysts Master Limited Partnership ("NPAMLP") on Form 10-Q/A for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David A. Simon, Vice President and Chief Financial Officer of EBL&S Property Management, Inc., Agent for NPAMLP and the equivalent of its Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

              NATIONAL PROPERTY ANALYSTS MASTER LIMITED PARTNERSHIP
                                  (Registrant)

                                     Date: July 14, 2006
                                          --------------

                                     By:  BL&S Property Management, Inc., Agent
                                          for NPAMLP
                                          -------------------------------------

                                     By:  /s/ David A. Simon
                                          ------------------
                                          Name:  David A. Simon
                                          Title: Vice President and Chief
                                                 Financial Officer